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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 20, 1999



                            HEAFNER TIRE GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                    333-61713             56-0754584
 (State or Other Jurisdiction         (Commission         (I.R.S. Employer
      of Incorporation)               File Number)      Identification Number)



2105 WATER RIDGE PARKWAY, SUITE 500, CHARLOTTE, NORTH CAROLINA       28217
(Address of Principal Executive Offices)                           (Zip Code)


                                 (704) 423-8989
              (Registrant's Telephone Number, Including Area Code)


                         THE J.H. HEAFNER COMPANY, INC.
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On August 20, 1999, the Registrant reincorporated in Delaware. At the same time, it changed its name from The J.H. Heafner Company, Inc. to Heafner Tire Group, Inc.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         2.1 Articles of Merger of The J.H. Heafner Company, Inc., a North Carolina corporation, into Heafner Tire Group, Inc., a Delaware corporation, including Plan of Merger between The J.H. Heafner Company, Inc. and Heafner Tire Group, Inc. made as of August 10, 1999

         3.1      Certificate of Incorporation of Heafner Tire Group, Inc.

         3.2      By-Laws of Heafner Tire Group, Inc.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 30, 1999

                                           HEAFNER TIRE GROUP, INC.


                                           /s/ DONALD C. ROOF
                                           -------------------------------------
                                                      Donald C. Roof
                                           President and Chief Executive Officer


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